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                                 EXHIBIT 10.44

         SCHEDULE OF DOCUMENTS SUBSTANTIALLY SIMILAR TO EXHIBIT 10.43


1. Adjustable Rate Note dated August 26, 1996 in the amount of $1,050,000.00 from Jameson Alabama, Inc. and Empire Financial Services, Inc. for Selma, Alabama.

2. Adjustable Rate Note dated August 26, 1996 in the amount of $1,050,000.00 from Jameson Alabama, Inc. and Empire Financial Services, Inc. for Florence, Alabama.

3. Adjustable Rate Note dated August 26, 1996 in the amount of $1,050,000.00 from Jameson Alabama, Inc. and Empire Financial Services, Inc. for Albertville, Alabama.

4. Adjustable Rate Note dated August 26, 1996 in the amount of $1,050,000.00 from Jameson Alabama, Inc. and Empire Financial Services, Inc. for Arab, Alabama.

5. Adjustable Rate Note dated August 26, 1996 in the amount of $1,050,000.00 from Jameson Alabama, Inc. and Empire Financial Services, Inc. for Eufaula, Alabama.